Developing GPCR-targeted oral small molecules for endocrine disorders and endocrine-related tumors Corporate presentation January 2023 Exhibit 99.1

SAFE HARBOR STATEMENT This presentation contains forward-looking statements. Crinetics Pharmaceuticals, Inc. (“Crinetics”) cautions you that statements contained in this presentation regarding matters that are not historical facts are forward-looking statements. These statements are based on the company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the potential benefits of paltusotine for acromegaly patients and patients with carcinoid syndrome; the potential for the PATHFNDR program to support registration of paltusotine for all acromegaly patients who require pharmacotherapy; the expected timing of topline data from the PATHFNDR-1 and PATHFNDR-2 trials and the Phase 2 trial in patients with carcinoid syndrome; the potential benefits of CRN04894 in patients across multiple indications and the expected plans and timing of the initiation of Phase 2 programs; the potential benefits of CRN04777 in patients with congenital or syndromic hyperinsulinism and the expected plans and timing of the initiation of a Phase 2 program; the potential benefits of PTH receptor antagonists for patients with hyperparathyroidism, the potential benefits of TSH antagonist for Graves’ Disease or Thyroid eye disease; the potential for any of our ongoing clinical trials to show safety or efficacy; the potential of our ongoing discovery efforts to target future indications for polycystic kidney disease, or diabetes/obesity; and our plans to identify and create new drug candidates for additional diseases. In some cases, you can identify forward-looking statements by terms such as “may,” “believe,” “anticipate,” “could,” “should,” “estimate,” “expect,” “intend,” “plan,” “project,” “will,” “forecast,” “laying the foundation,” “aspiring,” “target” and similar terms. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, without limitation: the risk that preliminary results of preclinical studies or clinical trials do not necessarily predict final results and that one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data, and as more patient data become available; potential delays in the commencement, enrollment and completion of clinical trials and the reporting of data therefrom; the FDA or other regulatory agencies may require additional clinical trials of paltusotine or suggest changes to our planned Phase 3 clinical trials prior to and in support of the approval of a New Drug Application or applicable foreign regulatory approval; the COVID-19 pandemic may disrupt our business and that of the third parties on which we depend, including delaying or otherwise disrupting our clinical trials and preclinical studies, manufacturing and supply chain, or impairing employee productivity; our dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the success of our clinical trials, nonclinical studies and preclinical studies for paltusotine, CRN04894, CRN04777, our discovery efforts for hyperparathyroidism, polycystic kidney, Graves’ Disease & TED or diabetes/obesity product candidates; regulatory developments or price restrictions in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization; our ability to obtain and maintain intellectual property protection for our product candidates; we may use our capital resources sooner than we expect; and other risks described under the heading “Risk Factors” in documents we file from time to time with the Securities and Exchange Commission (“SEC”). Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Building the World’s Premier Fully-Integrated Endocrine Company Leading GPCR drug discovery platform Global endocrinology clinical trial capabilities Two Phase 3 readouts expected in 2023 Pipeline: 3 product candidates with clinical POC Clinical POC in highly prevalent indications Global approvals for multiple products Fully integrated commercial capabilities Multiple programs in late clinical development Crinetics Today Crinetics Tomorrow Building a sustainable company to bring product after product to market by continuously innovating from discovery to commercialization GPCR: G protein-coupled receptor; POC: Proof-of-concept

Identify endocrine indications with unmet needs and well-understood targets Craft high quality, orally bioavailable, small molecule drug candidates Select best candidates with predictive endocrine biomarkers in preclinical models De-risk in healthy volunteers and then prove in patients with accepted hormone biomarker endpoints through registrational studies De-risk and Accelerate Time to POC with Crinetics’ Endocrine GPCR Discovery and Development Engine Well-Understood Targets Drug Discovery Expertise Highly Conserved Models Biomarker Development A fully integrated and reproducible strategy for crafting drug candidates and de-risking development programs against important, difficult and high value drug targets. POC: Proof-of-concept

Crinetics’ Discovery Laboratory Has Reproducibly Crafted Drug Candidates That Work Differentiation, speed and probability of success in drug discovery are determined by the teams operating these tools, the integrated strategies they employ, and the culture that drives them. Focused Team Med Chem In vivo biology Cellular biology DMPK Clinical input Discovery Guiding Principle: It’s the Team, not just the Tools Understanding the biology and medicine is key Every GPCR is different Every assay cascade is different No one technique will solve every challenge No checklist can capture what makes a compound into a drug Drug-hunter Culture

Endocrine GPCRs: Wide Open Field with Many High Value Opportunities

Approximately *one-third* of all approved drugs target GPCRs, but the majority of GPCR targets have been inaccessible.[1]

Many of these historically inaccessible endocrine GPCR targets possess:

- **High-probability biology** based on well characterized endocrine systems that are conserved across species, giving the ability to design early experiments that give highly translatable answers on both safety and efficacy (preclinical & clinical)
- **High-value opportunities** often addressing multiple highly prevalent indications

CRNX Targeting Today / Future



Acromegaly
Neuroendocrine Tumors
Hyperinsulinism
Cushing's Disease
Congenital Adrenal Hyperplasia
Hyperparathyroidism
Polycystic Kidney Disease
Graves' Disease
Thyroid Ophthalmopathy
Diabetes
Obesity
Breast Cancer (RDNX)
Other Endocrine Cancers (RDNX)
Insulinoma
Hypoglycemia
Androgen Deficiency
Infertility
Thyroid Cancer
Growth Hormone Deficiency
Hypoparathyroidism
NASH
Nonfunctional Pituitary Adenomas
…

Source: 1. Hauser AS, Chavali S, Masuho I, et al. 2018;172(1-2):41-54.e19. doi:10.1016/j.cell.2017.11.033
RDNX: Targeted by Radionetics Oncology

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Building a Synergistic Commercial Product Portfolio With Growing Stream of Catalysts

Program	Discovery	Preclin.	Phase 1	Phase 2	Phase 3	Anticipated Milestones
Paltusotine (SST2 agonist)*	Acromegaly (PATHFNDR-1)					Topline Results (3Q'23)
	Acromegaly (PATHFNDR-2)					Topline Results (4Q'23)
	Carcinoid Syndrome					Topline Results (2H'23)
CRN04777 (SST5 agonist)	Congenital Hyperinsulinism					
CRN04894 (ACTH antagonist)	Cushing's Disease					Phase 2 Start (1Q'23)
	Congenital Adrenal Hyperplasia					Phase 2 Start (1Q'23)
PTH antagonist	Hyperparathyroidism					Candidate Selection (2023)
Undisclosed	Polycystic Kidney					Candidate Selection (2023)
TSH antagonist	Graves' Disease & TED					
Undisclosed (multiple)	Diabetes/Obesity					

NEW high prevalence indications

Crinetics is a known and trusted partner of the global endocrinology community who work with us on program after program

*Partnered with Sanwa Kagaku Kenkyusho for development and commercialization in Japan; SST: Somatostatin receptor type; ACTH: Adrenocorticotropic hormone; PTH: Parathyroid hormone; TSH: Thyroid-stimulating hormone; TED: Thyroid eye disease

CRINETICS PHARMACEUTICALS | 7

Technology spun out of CRNX in 2021 $30 million funding from 5AM Ventures and Frazier CRNX retains significant ownership  Milestones in excess of $1B and single-digit royalties on net sales from technology license Emerging broad clinical pipeline in oncology Target 1: IND filing in an endocrine cancer in 1Q’23 with imaging POC in ’23 Target 2: IND filing in relapsed/refractory breast cancer in 4Q’23/1Q’24 Potent leads against multiple additional targets for major cancers Extending and Externalizing the Impact of our Discovery Engine to Novel Precision Targeted Radiopharmaceuticals

Paltusotine: A First-in-Class, Oral Small Molecule Somatostatin Receptor Ligand for Acromegaly and Carcinoid syndrome Building Development and Commercial Capabilities

What is Acromegaly? Acromegaly is caused by a benign pituitary tumor secreting excess growth hormone (GH) IGF-I GH Liver Somatotroph Adenoma Excess GH secretion by the pituitary gland causes excess IGF-1 secretion by the liver Somatostatin Receptor Ligands (SRLs) inhibit GH secretion Sources: http://www.fipapatients.org; Bex M, Abs R, T’Sjoen G, et al. Eur J Endocrinol. 2007;157(4):399-409; http://acromegalycommunity.com Headache Hyperhidrosis/oily skin Bone and cartilage overgrowth Organ enlargement Cardiovascular disease/hypertension Changes in glucose and lipid metabolism Abnormal growth of hands and feet Alteration of facial features Acromegaly Symptoms/Complications Uncontrolled acromegaly is debilitating and increases risk of early death

What are Neuroendocrine Tumors (NETs) and Carcinoid Syndrome? Diarrhea Flushing Difficulty breathing Tachycardia Carcinoid heart disease (valvulopathy) Carcinoid crisis (life threatening) Stomach Liver Pancreas Intestine NETs arise from neuroendocrine cells in GI tract, pancreas or lungs serotonin + other factors Carcinoid syndrome is caused by excess secretion of serotonin and other humoral factors secreted by NETs, resulting in severe diarrhea, flushing, and heart disease SRLs inhibit tumor secretion Carcinoid Syndrome Symptoms/Complications Carcinoid Syndrome

Sandostatin (octreotide) Somatuline (lanreotide) Sponsor Administration Monthly intramuscular injections 5-mL vial; 1½” 19-gauge needle Monthly deep subcutaneous injections .2-.5ml; 18-gauge needle Global Net Sales (2021) $1,400M1 $1,300M1 U.S. Net Sales (2021) $843M1 $893M2 Approval date(s) 1988, 1998(LAR) 2007 Somatostatin Receptor Ligands (SRLs) for Acromegaly and NETs are a $2.7B Established Market Sources: 1. Net sales sourced from sponsor earnings reports; 2. IQVIA reported U.S. Net sales

19-30% of NETs patients have Carcinoid Syndrome Paltusotine: Initial Multi-Billion Dollar U.S. Market Opportunity in Acromegaly and Carcinoid Syndrome Current Patients (On Endocrine Therapy*) Diagnosed Prevalence Addressable Patients (Candidates for SRL) Acromegaly (U.S. Patients) 27,000 11,000 10,000 Neuroendocrine Tumor (U.S. Patients) 175,000  Carcinoid Syndrome  33,000 11,000 Not cured surgically $700M $800M $70K Current Market for Endocrine Therapy (U.S.) Total Addressable Market for Endocrine Therapy (U.S.) Average WAC for Monthly Injectables $1,100M $3,200M $100K *Endocrine therapy includes SRLs, dopamine agonists, and growth hormone antagonists WAC: Wholesale acquisition cost; Sources: Company data on file

There are Treatment Challenges and a High Burden of Care with Currently Available SRLs  Poor symptom control: 33 – 55% of acromegaly patients on injectable SRLs (octreotide/lanreotide) report worsening of symptoms at the end of each injection cycle1,2 Poor disease control: 42% of participants in a pivotal study of oral octreotide did not maintain IGF-1 biochemical response after switching from injectables3 The Crinetics Approach Efficacy Efficacy Crinetics Today Commercial Potential Tolerability Treatment-related injection site reactions reported by 77% of patients on monthly SRLs4 Gastrointestinal side effects reported by 74% of patients after SRL injections4 Why Endocrinology? Monthly SRL injections are painful and often are administered in a doctor’s office Oral octreotide requires two daily doses and fasting 1 hour before or 2 hours after administration  Burden of Care SRL: Somatostatin receptor ligand; Sources: 1. Geer et al. BMC Endocrine Disorders, (2020) 20:117; 2. Strasburger et al. European Journal of Endocrinology, (2016) 174; MYCAPSSA label; 4. Fleseriu et al. Frontiers in Endocrinology; March 2021, Vol.12

Aspiring to bring the only once daily oral SRL to patients as a trusted member of the global endocrine community Properly Resourcing Commercial Functions Began building commercial team in Q1 2022 Making continued investments to inform a targeted and nimble market access plan Providing Value to Healthcare System Potential for reduced patient out of pocket costs At-home option reduces costs for payers compared to in-office administration At-home option saves resources for HCPs that would otherwise administer injections in-office Reducing the Burden on Patients* Once daily pill Consistent IGF-1 and symptom control Ship & store at room temperature Delivered to home Patient support services Ease of Adoption for Physicians* Confident IGF-1 control Simple dose selection: 40 mg or 60 mg (if needed) Low drug interaction risk Extensive data on switching from injectables HCP support services Laying the Foundation for a Successful Paltusotine Acromegaly Launch *Based on target product profile and company plans if paltusotine receives regulatory approval (clinical studies intended to demonstrate target product profile and support applications seeking regulatory approval are ongoing) HCP: Healthcare Provider

Diagnosis and Surgery Initiation of Pharmacotherapy Ongoing Assessment of Pharmacotherapy Concentrated Prescriber Bases at Key Stages of the Acromegaly Patient Journey in U.S. 200 endocrinologists in 40 pituitary centers write 80% of initial Rx’s 1,000 local endos write 80% of subsequent Rx’s for 10,000 patients 2,300 new patients/year 11,000 total addressable patients Dose Titration and Initial Management Payer Review and Authorization Source: Company data on file

SOC Injected SRL1 Untreated 2 Phase 2 Paltusotine Open Label Extension (OLE) Median IGF-1 ± IQR (x ULN) Acromegaly Patients on Paltusotine Maintained IGF-1 Levels for Up to Two Years in Open Label Study for Phase 2 Patients Eligible Phase 2 study participants opted to continue into the open label extension (OLE) 88% 89% OLE participants selected once-daily oral paltusotine as their preferred treatment option over injected standard-of-care(1) 43 43 43 0 42 0 39 2 37 3 37 3 10 6 27 6 31 5 21 6 38 3 # Patients Cumulative Discontinuations Week 3 15 31 39 51 103 77 64 90 47 1. SRL:  Long-Acting Injected SRL baseline therapy during screening from Evolve/Edge Phase 2 studies before switching to paltusotine; 2.Untreated period following the Evolve/Edge Phase 2 studies when patients were washed out of paltusotine prior to starting the open label extension study; Source: Oral presentation, Gadelha, M. at the 35th Brazilian Congress of Endocrinology and Metabolism IGF-1 has been used as a registrational endpoint for acromegaly drugs

The Paltusotine Development Program Has Built a Global Development Capability for All Future Programs The Paltusotine Acromegaly Phase 3 Program is Designed to Support Potential, Broad First-Line Medical Therapy Label. Underway at ~100+ sites in Countries Around the World PATHFNDR-1: Switching from SOC Evaluate safety and efficacy of paltusotine in acromegaly patients switching from injectable octreotide or lanreotide depots, who are currently biochemically controlled (N=58, treatment duration 9 months, 1° endpoint: % responders vs placebo) PATHFNDR-2: Untreated Patients Evaluate safety and efficacy of paltusotine in untreated acromegaly patients who are biochemically uncontrolled (N=76, treatment duration 6 months, 1° endpoint: % responders vs placebo) PATHFNDR-1 enrollment was completed in October 2022 Topline data from both studies expected in 2H 2023 SOC: Standard of care

Carcinoid Syndrome: Label Expansion Opportunity for Paltusotine

Ongoing Open-Label, Randomized, Phase 2 Trial in Patients with Carcinoid Syndrome

Key Eligibility Criteria

Naïve or treated with octreotide or lanreotide

Grade 1 or 2 NET

R

Starting Dose: 40 mg Paltusotine (n=15)

Starting Dose: 80 mg Paltusotine (n=15)

Randomized Treatment Period: 8 weeks

50 Week Extension Phase

- Dose range: 40 mg, 80 mg, or 120 mg
- Paltusotine dose adjusted as required

Objectives: Collect information needed for Phase 3 Design

Primary: Safety and Pharmacokinetics Assessments

Secondary: Efficacy Assessments: Bowel movement frequency, flushing frequency, PRO measures, short-acting octreotide rescue use, 5-hydroxyindoleacetic acid (5-HIAA, serotonin metabolite) levels

Timelines

- Topline data expected in 2H 2023
- Trial to be followed by a 50-week extension study for eligible patients

NET: Neuroendocrine tumor; QD: Once daily; PRO: Patient reported outcome

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Our Endocrine Franchise Is Expanding with Additional Product Candidates Entering Patient Trials CRN04894: A First-in-Class, Oral Small Molecule ACTH antagonist for Cushing’s Disease (CD) & Congenital Adrenal Hyperplasia (CAH) CRN04777: A First-in-Class, Oral Small Molecule SST5 Agonist for Hyperinsulinism

What is Cushing’s Disease? Cortisol ACTH Corticotroph Adenoma Excess ACTH secretion causes excess cortisol secretion by the adrenal Adrenal ACTH antagonist blocks the action of ACTH Cushing’s disease is caused by a benign pituitary tumor secreting excess ACTH Weight gain and fatty tissue deposits (midsection, face, shoulders) Stretch marks, thinning fragile skin, bruising, slow healing Reproductive dysfunction and hirsutism Fatigue, muscle weakness Emotional, cognitive or neuropsychiatric difficulties Hypertension Osteoporosis Cushing’s Symptoms/Complications Uncontrolled Cushing’s Disease is debilitating and increases risk of early death ACTH: Adrenocorticotropic hormone

What is Congenital Adrenal Hyperplasia (CAH)? CAH patients have too little cortisol resulting in excess ACTH and excess androgens Cortisol ACTH ACTH antagonist blocks the action of ACTH Adrenal X Androgens Low Cortisol: Low blood pressure, blood sugar, energy Adrenal crisis can be life threatening Androgen Excess Short stature, precocious puberty, acne Females: hirsutism, atypical genitalia, sex misassignment, menstrual dysfunction, infertility, acne, hair loss Males: adrenal rest tumors Over-treatment with Glucocorticoids can result in Cushing’s syndrome symptoms and signs Classic CAH Symptoms/Complications Uncontrolled CAH is debilitating and increases risk of early death ACTH: Adrenocorticotropic hormone

Requiring adjunct to GCs *No approved therapies to-date CRN04894: Initial Multi-Billion Dollar U.S. Market Opportunity in Cushing’s Disease and CAH $1,500M Current Patients (On Marketed Therapy) Diagnosed Prevalence Addressable Patients (Candidates for ‘4894) Cushing’s (U.S. Patients) 11,200 5,000 1,300 Total Addressable Market for Branded Therapy (U.S.) ~$2,500M CAH (U.S. Patients) 27,000 17,000 N/A* Surgery is non-curative Source: Company data on file.

Cortisol ACTH Pituitary Gland Pituitary Directed Agents to Suppress ACTH Secretion Available: glucocorticoids, pasireotide, cabergoline Limited efficacy Safety issues Target Cells Glucocorticoid Receptor Antagonist Available: mifepristone Efficacy difficult to assess Safety issues Adrenal Gland Adrenal Steroidogenesis Inhibitors Available: ketoconazole/ levoketoconazole metyrapone/osilodrostat, Limited Efficacy Safety Issues Low Adherence Current Therapeutics Have Limited Efficacy and/or Safety Issues, Leaving High Unmet Need Sources: Felders et al. Lancet Diab Endo 7:300-12, 2019. Castinetti JCEM 99: 1623-1639, 2014. Castinetti JCEM 106: 2114-2123, 2021. ACTH: Adrenocorticotropic hormone

CRN04894 Target Product Profile: Normalize Adrenal Cortisol Levels and Symptoms The only once daily oral ACTH receptor antagonist to normalize adrenal cortisol levels and get patients back to normal without toxicity monitoring requirements Cushing’s Disease Normalize cortisol levels (UFC) & symptoms Body weight & central obesity Hypertension QoL and neuropsychiatric effects No increase in androgens, hirsutism, acne Low risk of hypoadrenalism A once-daily oral medication Favorable profile for patient compliance No toxicity monitoring requirements No expected QTc prolongation / monitoring No expected liver toxicity / monitoring Congenital Adrenal Hyperplasia Reduce GC dosage to physiological levels Avoid body weight gain, hypertension, and neuropsychiatric effects Normalize adrenal androgens (e.g. A4) & symptoms: Women: menstruation, infertility, hirsutism Men: Reduce testicular adrenal rest tumor size, secondary gonadal failure

PBO (n=9) 40 mg (n=6) 60 mg (n=6) 80 mg (n=6) CRN04894 Potently Suppressed Adrenal Activity as Measured by Urinary Free Cortisol* 24-Hour Urinary Free Cortisol (day 9) Normalization of 24-hour urinary free cortisol has been the registrational endpoint for Cushing’s disease drugs -31% -72% -75% 3% *Results from Phase 1 clinical trial in healthy volunteers. Data shown are median ± IQR. Includes data from subjects receiving glucocorticoid rescue. UFC: Urinary free cortisol; CFB: Change from baseline; PBO: Placebo Source: Oral presentation, Krasner et al. at ENDO 2022

Open-Label Trial of CRN04894 in Patients with ACTH-Dependent Cushing's Syndrome (ADCS)

Sequential Multiple Ascending Dose Cohorts up to 160 mg QD

Key Eligibility Criteria

N = 18

ADCS:
- Cushing's disease
- Ectopic ACTH syndrome

Failed surgery or are awaiting surgery

160 mg QD (n=6)

120 mg QD (n=6)

80 mg QD (n=6)

Screening/Washout:
14 Days

Treatment Periods:
3 cohorts, each 10 days

Objectives: Collect information needed for Phase 3 Design

Primary Assessments: Safety and Pharmacokinetics Assessments

Secondary Efficacy Assessments
- 24-hour urinary free cortisol: Change from baseline to Day 11
- Percentage of patients who normalize 24-hour urinary free cortisol on Day 11
- Early morning and 24-hour serum cortisol: Change from baseline to Day 11

Collaborator & Timeline
- Company-sponsored trial is being conducted in collaboration with the NIH Clinical Center
- Data expected in 2024

QD: Once daily

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Proposed Open-Label Trial of CRN04894 in Patients with Congenital Adrenal Hyperplasia (CAH)

Sequential Multiple Ascending Dose Cohorts up to 160 mg QD; GC therapy maintained through trial

Key Eligibility Criteria

N = 18-30

Participants with CAH and high A4 (≥1.5xULN) at screening

Age: ≥16 years

Screening: 4 weeks

80 mg QD (n=6-12)

SRC review

120 mg QD (n=6-12)

SRC review

160 mg QD (n=6)

Optional cohort

Treatment Periods:

3 cohorts (one optional), each 12 weeks

SRC review of 3 patients at week 2 prior to dose escalation in next cohort

Objectives: Collect information needed for Phase 3 Design

Primary Efficacy Assessment: Change from baseline in morning serum A4 at week 12

Secondary Efficacy Assessment: Change from baseline in morning serum 17 hydroxyprogesterone (17-OHP) at week 12

Primary Safety Assessment: Incidence of TEAEs

Timeline

- Data expected in 2024

GC: Glucocorticoid; A4: Androstenedione; ULN: Upper limit of normal; QD: Once daily; SRC: Safety review committee; TEAE: Treatment emergent adverse event

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What is Congenital Hyperinsulinism (CHI)?

Excess insulin produces life-threatening hypoglycemia (low blood glucose)



SST5 agonist blocks the secretion of insulin
Pancreas
Glucagon (α-cells)
Insulin (β-cells)
Pancreatic Beta-cell mutations cause inappropriate insulin secretion
Liver
Inappropriate insulin causes hypoglycemia
Tissues
Glucose Release
Glucose Uptake

Recurrent hypoglycemia episodes lead to:

- Neurodevelopmental/behavior disorders (26-48% of patients)
- Epilepsy/seizures
- Severe hypoglycemia can lead to coma and death



1. Meissner T, et al..2003. Eur J Endocrinol. 149(1):43–51.; 2. Menni F, et al. 2001. Pediatrics, 107: 476-79 3. Lord K, et al. 2015. High Risk of Diabetes and Neurobehavioral Deficits in Individuals With Surgically Treated Hyperinsulinism J Clin Endocrinol Metab.100(11):4133– 4139. SST5: Somatostatin receptor type 5

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CRN04777: Initial Meaningful Market Opportunity in Congenital and Syndromic Hyperinsulinism



Diagnosed Prevalence
Congenital HI (U.S. Patients)
2,200
Addressable
Not cured surgically
1,500
Diagnosed Prevalence
Syndromic HI (U.S. Patients)
1,700

Total Addressable Market for Branded Therapy (U.S.) **~$960M**

High unmet medical need and high healthcare system burden remain with current standard of care



Diagnosis
CHI
Hypoglycemia
Seizure
Setting of Care
ER
Inpatient
Outpatient
Treatment
Diazoxide
Glucagon
HGH
Dextrose
Procedure
Genetic Testing
PET/MRI
-22 -20 -18 -16 -14 -12 -10 -8 -6 -4 -2 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36
Months Normalized to First Diazoxide Rx

Claims history from baby girl born in 2014. Original CHI diagnosis 12/2014, first Diazoxide Tx 3/16[1]. Each shape and associated time stamp represents a medical claim over 5 years

Source: Company data on file

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Treatment Challenges and High Burden of Care with Currently Available CHI Therapies

Glucose Support

IV glucose

Enteral dextrose

Rescue

Injectable glucagon analogs



CHI
Congenital Hyperinsulinism International
Feeding Tube Awareness Week 2022

Safety, efficacy, & route of administration all need better options

Medical

Diazoxide

- Ineffective in ~50% of patients; black box warning

Injectable SST2 agonists

- Tachyphylaxis, no pediatric dosing guidelines, painful

Surgical

Pancreatectomy *(complete or partial)*

- Type 1 diabetes likely if complete resection successful

SST2: Somatostatin receptor type 2

CRINETICS PHARMACEUTICALS | 31

CRN04777 Target Product Profile Designed for Kids, Their Caregivers, and the Healthcare System Bringing the only kid friendly, once daily oral therapy to patients as a trusted member of the global CHI community Kid and Family Friendly Raspberry flavored sweetened syrup taken orally Take with breakfast once a day Minimize doctor visits Delivered to home Patient/caregiver support services Laying Foundations for Global Access Strong engagement with global patient groups Strong engagement with global centers of excellence Global clinical development plan Ease of Adoption for Physicians Effective for all patients with hyperinsulinism Confident hypoglycemia prevention Simple dose adjustment based on glucose Minimal drug-drug interactions HCP support services Providing Value to Healthcare System Potential for reduced patient out of pocket costs At-home option reduces costs for payers compared to in-office administration Prevent expensive hospitalizations Prevent life-long complications HCP: Healthcare provider

CRN04777 Reduced Insulin Secretion & IV Glucose Support in Healthy Volunteer Model of HI# -76% -83% -97% Change in Glucose Infusion Rate % Insulin Reduction Compared to Baseline Change in Insulin %Glucose Infusion Rate Reduction Compared to Baseline * * #Data on file from a Phase 1 trial in healthy volunteers; Data shown are mean ± SEM, reduction of each subject’s AUC on Day 10 vs. baseline (Day -2); HI: Hyperinsulinism; QD: once daily; * n=1 subject withdrew consent (not treatment related);

Our GPCR Discovery and Development Engine Is Continuing to Craft and advance new assets Targeting highly prevalent endocrine disorders with a favorable probability of success

* The portion of each market that could be addressable will depend on relevant indication subpopulations and clinical development plans pursued Sources: Company data on file Current Clinical Pipeline Future Opportunity Paltusotine ‘4777 ‘4894 $820Mn $3,200Mn $960Mn $1,500Mn $2,500Mn $23Bn $84Bn $16Bn $65Bn+ PTH Antagonist TSH Antagonist Undisclosed Target Undisclosed Targets Growing Franchise Addresses Multi-Billion Dollar Market Opportunity Across Endocrinology

Investment Highlights: Expected Milestones and Financial Position Strong Financial Position to Execute Through 2024 $368.4 million in cash & investments as of September 30, 2022 3Q23 PATHFNDR-1 Topline Data 4Q23 PATHFNDR-2 Topline Data 2H23 Carcinoid syndrome P2 data 2023 New drug candidates from discovery efforts Acromegaly NDA Submission Cushing’s Disease P2 data Congenital Adrenal Hyperplasia P2 data New drug candidates from discovery efforts 2023 2024 TED: Thyroid eye disease; NDA: New drug application